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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  January 2, 1998
                                                         ---------------

                       WESTIN HOTELS LIMITED PARTNERSHIP
                       ---------------------------------
             (Exact name of Registrant as specified in its charter)

          DELAWARE                  0-15097                 91-1328985
----------------------------      ------------         -------------------
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)         Identification no.)

         2001 SIXTH AVENUE                               98121
        SEATTLE, WASHINGTON                            ----------
----------------------------------------               (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code          (206) 443-5000
                                                            --------------

                            N/A
-------------------------------------------------------------
(Former name or former address, if changed since last report)
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                       WESTIN HOTELS LIMITED PARTNERSHIP
                               AND SUBSIDIARIES

                              REPORT ON FORM 8-K

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

   On January 2, 1998, Starwood Hotels & Resorts Trust (the "Trust"), a real estate investment trust, whose shares are paired and trade together as a unit with Starwood Hotels & Resorts Worldwide, Inc. (the "Corporation", and together with the Trust, "Starwood"), a hotel management and operating company, completed the acquisition of Westin Hotels & Resorts Worldwide, Inc. ("Westin Worldwide"). Effective upon closing of the Westin acquisition, the Trust's and Corporation's names were changed from Starwood Lodging Trust and Starwood Lodging Corporation to Starwood Hotels & Resorts Trust and Starwood Hotels & Resorts Worldwide, Inc., respectively.

   Pursuant to the Transaction Agreement, Westin Worldwide, including its wholly owned subsidiary Westin Hotel Company, were merged with and into the Trust and the separate corporate existence of Westin Worldwide and Westin Hotel Company thereupon ceased. Westin Realty Corp., formerly a wholly owned subsidiary of Westin Hotel Company, is now a wholly owned subsidiary of the Corporation. The Corporation owns 100% of Westin Realty Corp., the sole General Partner of Westin Hotels Limited Partnership (the "Partnership"), as well as 100% of St. Francis Hotel Corporation and 909 North Michigan Avenue Corporation, the respective general partners of the subsidiary limited partnerships, The Westin St. Francis Limited Partnership and The Westin Chicago Limited Partnership (the "Hotel Partnerships") that directly own and operate the Hotels. The merger does not change the structure of the General Partner's, general partners' and limited partners' ownership interest in either the Partnership or the Hotel Partnerships. Moreover, none of the owners of Starwood has any beneficial ownership in the Partnership as a limited partner.

   In conjunction with the merger, Westin Hotel Company assigned the management agreements for The Westin St. Francis Hotel to St. Francis Hotel Corporation and for The Westin Michigan Avenue, Chicago to 909 North Michigan Avenue Corporation, respectively the general partners of the Hotel Partnerships. This will not change how the Hotels are managed. They will continue to be managed as WESTIN hotels and they will continue to be operated as part of the WESTIN international hotel system.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (C)  EXHIBITS.

          99. Press release issued by Starwood Hotels & Resorts Trust and Starwood Hotels & Resorts Worldwide, Inc. on Monday, January 5, 1998.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WESTIN HOTELS LIMITED PARTNERSHIP
                                 (A Delaware limited partnership)
                                 By: WESTIN REALTY CORP.,
                                     Its sole General Partner

                                     By: /s/ Richard Mahoney
                                         -----------------------------
                                         Richard Mahoney, Director,
                                         Vice President, Chief Financial
                                         Officer and Treasurer

DATE:  January 16, 1998